Exhibit 99.1

Kulicke & Soffa Pte. Ltd. 23A Serangoon North Ave 5 Singapore 554369 +65 6880-9600 main Co. Regn. No. 199902120H
Kulicke and Soffa Industries, Inc. 1005 Virginia Drive Fort Washington, PA 19034 USA +1-215-784-6000 main www.kns.com

Kulicke & Soffa Reports Fourth Quarter 2021 Results
Singapore – November 17, 2021 – Kulicke and Soffa Industries, Inc. (NASDAQ: KLIC) (“Kulicke & Soffa”, “K&S” or the “Company”), today announced financial results of its fourth fiscal quarter ended October 2, 2021. The Company reported fourth quarter net revenue of $485.3 million, net income of $133.7 million and non-GAAP net income of $138.3 million.

Quarterly Results - U.S. GAAP

	Fiscal Q4 2021	Change vs. Fiscal Q4 2020	Change vs. Fiscal Q3 2021
Net Revenue	$485.3 million	up 173.1%	up 14.4%
Gross Profit	$231.3 million	up 160.2%	up 18.2%
Gross Margin	47.7%	down 230 bps	up 160 bps
Income from Operations	$154.8 million	up 573%	up 28.5%
Operating Margin	31.9%	up 1900 bps	up 350 bps
Net Income	$133.7 million	up 746.2%	up 17.5%
Net Margin	27.6%	up 1870 bps	up 80 bps
EPS – Diluted	$2.10	up 740%	up 17.3%
Quarterly Results - Non-GAAP

	Fiscal Q4 2021	Change vs. Fiscal Q4 2020	Change vs. Fiscal Q3 2021
Income from Operations	$160.2 million	up 448.7%	up 27.2%
Operating Margin	33.0%	up 1660 bps	up 330 bps
Net Income	$138.3 million	up 535.7%	up 16.4%
Net Margin	28.5%	up 1630 bps	up 50 bps
EPS - Diluted	$2.17	up 520%	up 16%
A reconciliation of the GAAP and non-GAAP adjusted results is provided in the financial tables included in this release. See also “Use of non-GAAP Financial Results” section.

During the fiscal fourth quarter the Company was able to exceed revenue expectations by temporarily extending production capacity and also by delivering additional advanced display systems and services.

Fusen Chen, Kulicke & Soffa's President and Chief Executive Officer, stated, "Throughout fiscal 2021 we continued to support an ongoing period of industry expansion, while carefully navigating global supply-chain challenges. Additionally, we continued our aggressive development efforts, released several new market-ready solutions and also received customer acceptance with several others. These efforts expand our access to favorable long-term trends within the automotive, electronics assembly and advanced display end-markets."

Fiscal Year 2021 Financial Highlights
•Net revenue of $1,517.7 million.
•Gross margin of 45.9%.
•Net income of $367.2 million or $5.78 per share; non-GAAP net income of $390.2 million or $6.14 per share.
•The Company repurchased a total of approximately 215.0 thousand shares of common stock at a cost of approximately $10.2 million.

Fourth Quarter Fiscal 2021 Financial Highlights
•Net revenue of $485.3 million.
•Gross margin of 47.7%.
•Net income of $133.7 million or $2.10 per share; non-GAAP net income of $138.3 million or $2.17 per share.
•Cash, cash equivalents, and short-term investments were $739.8 million as of October 2, 2021.

First Quarter Fiscal 2022 Outlook
The Company currently expects net revenue in the first fiscal quarter of 2022, ending January 1, 2022, to be approximately $460 million, +/- $20 million, and expects non-GAAP EPS to be approximately $1.88, +/- 10%.

This revenue outlook is very similar to the fourth fiscal quarter expectations provided on August 4, 2021.

Looking forward, Fusen Chen commented, "We continue to efficiently support strong, ongoing and broad demand across our served end-markets. Throughout fiscal 2022, we anticipate ongoing industry expansion and also rapid growth of our emerging portfolio of solutions which directly addresses semiconductor, electric vehicle, and advanced LED assembly challenges."

Earnings Conference Call Details
A conference call to discuss these results will be held tomorrow, November 18, 2021, beginning at 8:00am EST. To access the conference call, interested parties may call +1-877-407-8037 or internationally +1-201-689-8037. A live webcast will also be available at investor.kns.com.
A replay will be available from approximately one hour after the completion of the call through November 25th by calling toll-free +1-877-660-6853 or internationally +1-201-612-7415 and using the replay ID number of 13723617. A webcast replay will also be available at investor.kns.com.

Use of Non-GAAP Financial Results
In addition to U.S. GAAP results, this press release also contains non-GAAP financial results. The Company's non-GAAP results exclude amortization related to intangible assets acquired through business combinations, costs associated with restructuring, equity-based compensation, acquisition and integration cost, impairment relating to assets acquired through business combinations, income tax expense arising from discrete tax items triggered by significant changes in tax laws, gain/loss on disposal of business, as well as tax benefits or expense associated with the foregoing non-GAAP items. The non-GAAP adjustments may or may not be infrequent or nonrecurring in nature, but are a result of periodic or non-core operating activities. These non-GAAP measures are consistent with the way management analyzes and assesses the Company’s operating results. The Company believes these non-GAAP measures enhance investors’ understanding of the Company’s underlying operational performance, as well as their ability to compare the Company’s period-to-period financial results and the Company’s overall performance to that of its competitors.
Management uses both U.S. GAAP metrics as well as non-GAAP metrics to evaluate the Company's operating and financial results. Non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in the Company’s industry, as other companies in the industry may calculate non-GAAP financial results differently. In addition, there are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies and exclude expenses that may have a material impact on the Company’s reported financial results. The presentation of non-GAAP items is meant to supplement, but not substitute for, GAAP financial measures or information. The Company believes the presentation of non-GAAP results in combination with GAAP results provides better transparency to the investment community when analyzing business trends, providing meaningful comparisons with prior period performance and enhancing investors' ability to view the Company's results from management's perspective. A reconciliation of each available GAAP to non-GAAP financial measure discussed in this press release is contained in the financial tables at the end of this press release.

Management has not reconciled its outlook for non-GAAP Diluted EPS to Diluted EPS for Q1F22 as it does not provide guidance on the reconciling items between Diluted EPS and non-GAAP Diluted EPS, as a result of the uncertainty regarding, and the potential variability of, these items. The actual amount of such reconciling items could have a significant impact on our non-GAAP Diluted EPS and, accordingly, a reconciliation of Diluted EPS to non-GAAP Diluted EPS for Q1F22 is not available without unreasonable effort.

About Kulicke & Soffa

Kulicke & Soffa (NASDAQ: KLIC) is a leading provider of semiconductor, LED and electronic assembly solutions serving the global automotive, consumer, communications, computing and industrial markets. Founded in 1951, K&S prides itself on establishing foundations for technological advancement - creating pioneering interconnect solutions that enable performance improvements, power efficiency, form-factor reductions and assembly excellence of current and next-generation semiconductor devices.
Leveraging decades of development proficiency and extensive process technology expertise, Kulicke & Soffa’s expanding portfolio provides equipment solutions, aftermarket products and services supporting a comprehensive set of interconnect technologies including wire bonding, advanced packaging, lithography, and electronics assembly. Dedicated to empowering technological discovery, always, K&S collaborates with customers and technology partners to push the boundaries of possibility, enabling a smarter future (kns.com).
Caution Concerning Results and Forward Looking Statements
In addition to historical statements, this press release contains statements relating to future events and our future results. These statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. While these forward-looking statements represent our judgments and future expectations concerning our business, a number of risks, uncertainties and other important factors could cause actual developments and results to differ materially from our expectations. These factors include, but are not limited to, the effects of the COVID-19 pandemic on our business, the effects of supply chain constraints on our business, and the other factors listed or discussed in our Annual Report on Form 10-K for the fiscal year ended October 3, 2020, filed on November 20, 2020, and our other filings with the Securities and Exchange Commission. Kulicke and Soffa Industries, Inc. is under no obligation to (and expressly disclaims any obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Contacts:

Kulicke & Soffa Industries, Inc.
Joseph Elgindy
Investor Relations & Strategic Initiatives
P: +1-215-784-7518
F: +1-215-784-6180

KULICKE & SOFFA INDUSTRIES, INC.
CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
(In thousands, except per share and employee data)
(Unaudited)

	Three months ended		Twelve months ended
	October 2, 2021	October 3, 2020	October 2, 2021	October 3, 2020
Net revenue	$485,326	$177,688	$1,517,664	$623,176
Cost of sales	254,011	88,803	820,678	325,201
Gross profit	231,315	88,885	696,986	297,975

Operating expenses:
Selling, general and administrative	40,186	28,101	139,224	107,947
Research and development	34,929	35,553	137,478	123,459
Acquisition-related cost	—	—	1,730	—
Amortization of intangible assets	1,322	1,920	5,974	7,371
Restructuring	42	263	133	689
Total operating expenses	76,479	65,837	284,539	239,466
Income from operations	154,836	23,048	412,447	58,509
Other income / (expense):
Interest income	520	653	2,321	7,541
Interest expense	(72)	(26)	(218)	(1,716)
Income before income taxes	155,284	23,675	414,550	64,334
Income tax expense / (benefit)	21,573	8,013	47,295	11,998
Share of results of equity-method investee, net of tax	—	(122)	94	36
Net income	$133,711	$15,784	$367,161	$52,300

Net income per share:
Basic	$2.16	$0.26	$5.92	$0.83
Diluted	$2.10	$0.25	$5.78	$0.83

Cash dividends declared per share	$0.14	$0.12	$0.56	$0.48

Weighted average shares outstanding:
Basic	61,966	61,791	62,009	62,828
Diluted	63,611	62,411	63,515	63,359

	Three months ended		Twelve months ended
Supplemental financial data:	October 2, 2021	October 3, 2020	October 2, 2021	October 3, 2020
Depreciation and amortization	$5,258	$5,142	$19,810	$19,739
Capital expenditures	5,792	5,964	22,555	14,514
Equity-based compensation expense:
Cost of sales	202	147	828	744
Selling, general and administrative	2,887	2,965	10,998	11,071
Research and development	909	851	3,676	3,204
Total equity-based compensation expense	$3,998	$3,963	$15,502	$15,019

	As of
	October 2, 2021	October 3, 2020
Backlog of orders [1]	$787,241	$127,924
Number of employees	3,586	2,836
1.Represents customer purchase commitments. While the Company believes these orders are firm, they are generally cancellable by customers without penalty.

KULICKE & SOFFA INDUSTRIES, INC.
CONSOLIDATED CONDENSED BALANCE SHEETS
(In thousands)
(Unaudited)

	As of
	October 2, 2021	October 3, 2020
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$362,788	$188,127
Short-term investments	377,000	342,000
Accounts and notes receivable, net of allowance for doubtful accounts of $687 and $968 respectively	421,193	198,640
Inventories, net	167,323	111,809
Prepaid expenses and other current assets	23,586	19,620
TOTAL CURRENT ASSETS	1,351,890	860,196

Property, plant and equipment, net	67,982	59,147
Operating right-of-use assets	41,592	22,688
Goodwill	72,949	56,695
Intangible assets, net	42,752	37,972
Deferred tax assets	15,715	8,147
Equity investments	6,388	7,535
Other assets	2,363	2,186
TOTAL ASSETS	$1,601,631	$1,054,566

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	154,636	57,688
Operating lease liabilities	4,903	5,903
Accrued expenses and other current liabilities	161,570	76,762
Income taxes payable	30,766	17,540
TOTAL CURRENT LIABILITIES	351,875	157,893

Deferred tax liabilities	32,828	33,005
Income taxes payable	69,422	74,957
Operating lease liabilities	38,084	18,325
Other liabilities	14,185	12,392
TOTAL LIABILITIES	506,394	296,572

SHAREHOLDERS' EQUITY
Common stock, no par value	550,117	539,213
Treasury stock, at cost	(400,412)	(394,817)
Retained earnings	948,554	616,119
Accumulated other comprehensive loss	(3,022)	(2,521)
TOTAL SHAREHOLDERS' EQUITY	$1,095,237	$757,994

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,601,631	$1,054,566

KULICKE & SOFFA INDUSTRIES, INC.
CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three months ended		Twelve months ended
	October 2, 2021	October 3, 2020	October 2, 2021	October 3, 2020
Net cash provided by operating activities	$123,376	$31,731	$300,032	$94,412
Net cash used in investing activities, continuing operations	(135,928)	(151,820)	(81,707)	(125,957)
Net cash used in financing activities, continuing operations	(12,276)	(15,191)	(44,258)	(145,809)
Effect of exchange rate changes on cash and cash equivalents	(383)	1,632	594	1,297
Changes in cash and cash equivalents	(25,211)	(133,648)	174,661	(176,057)
Cash and cash equivalents, beginning of period	387,999	321,775	188,127	364,184
Cash and cash equivalents, end of period	$362,788	$188,127	$362,788	$188,127

Short-term investments	377,000	342,000	377,000	342,000
Total cash, cash equivalents, and short-term investments	$739,788	$530,127	$739,788	$530,127

Reconciliation of U.S. GAAP Income from Operating
to Non-GAAP Income from Operation and Operating Margin
(In thousands, except percentages)
(unaudited)

	Three months ended
	October 2, 2021	October 3, 2020	July 3, 2021
Net revenue	$485,326	$177,688	$424,318
U.S. GAAP income from operations	154,836	23,048	120,455
U.S. GAAP operating margin	31.9%	13.0%	28.4%

Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through business combination- selling, general and administrative	$1,322	$1,920	1,340
Equity-based compensation (a)	3,998	3,963	4,140
Restructuring	42	263	—
Non-GAAP income from operations	$160,198	$29,194	$125,935
Non-GAAP operating margin	33.0%	16.4%	29.7%
(a)This non-GAAP measure is newly included for the three months ended January 2, 2021. Comparatives have been included.

Reconciliation of U.S. GAAP Net Income to Non-GAAP Net Income and
U.S. GAAP net income per share to Non-GAAP net income per share
(in thousands, except per share data)
(unaudited)

	Twelve months ended	Three months ended
	October 2, 2021	October 2, 2021	October 3, 2020	July 3, 2021
Net revenue	$1,517,664	$485,326	$177,688	$424,318
U.S. GAAP net income	367,161	133,711	15,784	113,766
U.S. GAAP net margin	24.2%	27.6%	8.9%	26.8%

Non-GAAP adjustments:
Amortization related to intangible assets acquired through business combination- selling, general and administrative	$5,974	$1,322	$1,920	1,340
Restructuring	133	42	263	—
Acquisition-related costs	1,730	—	—	—
Equity-based compensation	15,502	3,998	3,963	4,140
Net income tax (benefit)/expense on non-GAAP items	(311)	(807)	(181)	(460)
Total non-GAAP adjustments	23,028	4,555	5,965	5,020
Non-GAAP net income	390,189	138,266	21,749	118,786
Non-GAAP net margin	25.7%	28.5%	12.2%	28.0%

U.S. GAAP net income per share:
Basic	5.92	2.16	0.25	1.83
Diluted(a)	5.78	2.10	0.25	1.79

Non-GAAP adjustments per share:(b)
Basic	0.37	0.07	0.10	0.08
Diluted	0.36	0.07	0.10	0.08

Non-GAAP net income per share:
Basic	$6.29	$2.23	$0.35	$1.91
Diluted(c)	$6.14	$2.17	$0.35	$1.87

Weighted average shares outstanding:
Basic	62,009	61,966	61,791	62,023
Diluted(b)	63,515	63,611	62,411	63,485

(a)GAAP diluted net earnings per share reflects any dilutive effect of outstanding restricted stock units and stock options, but that effect is excluded when calculating GAAP diluted net (loss) per share because it would be anti-dilutive.
(b)Non-GAAP adjustments per share includes amortization related to intangible assets acquired through business combinations, costs associated with restructuring, equity-based compensation expenses, and acquisition-related costs as well as tax benefits or expense associated with the foregoing non-GAAP items.
(c)Non-GAAP diluted net earnings per share reflects any dilutive effect of outstanding restricted stock units and stock options.